EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

dated December 1, 2022

(the “Fund”)

Effective June 30, 2023, the portfolio management team for the Fund will be as follows:

Portfolio Managers

Akbar Causer, Vice President of Eaton Vance, has managed the Fund since June 2021.

Brian Shaw, Vice President of Eaton Vance, has managed the Fund since September 2021.

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